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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a Director of Rhone-Poulenc Rorer Inc. (the "Company"), hereby appoints Richard T. Collier, Patrick Langlois, and Richard B. Young, and each of them severally, as his true and lawful attorney-in-fact and agent, with full power of substitution, acting in the name and on behalf of the undersigned, to execute and to file with the Securities and Exchange Commission the Company's Annual Report on Form 10-K for the year ended December 31, 1995 under the Securities Exchange Act of 1934, as amended (the "34 Act"), and to do all such other acts in compliance with the '34 Act and the rules, regulations and requirements of the Securities Exchange Commission, which said attorneys and agents, and each of them, may deem necessary or desirable in connection therewith.

IN WITNESS WHEREOF, this power of attorney has been executed in counterparts by individuals listed below as of the 27 day of February 1996.


                                          /s/ MICHAEL H. JORDAN
______________________________            __________________________________
    Jean-Marc Bruel                           Michael H. Jordan

/s/ JEAN-JACQUES BERTRAND                 /s/ IGOR LANDAU
------------------------------            ----------------------------------
    Jean-Jacques Bertrand                     Igor Landau

/s/ ROBERT E. CAWTHORN                    /s/ PETER J. NEFF
------------------------------            ----------------------------------
    Robert E. Cawthorn                        Peter J. Neff

/s/ MICHEL DE ROSEN                       /s/ JAMES S. RIEPE
------------------------------            ----------------------------------
    Michel de Rosen                           James S. Riepe

/s/ CHARLES-HENRI FILIPPI                 /s/ EDWARD J. STEMMLER, M.D.
------------------------------            ----------------------------------
    Charles-Henri Filippi                     Edward J. Stemmler, M.D.

/s/ PROF. CLAUDE HELENE                   /s/ JEAN-PIERRE TIROUFLET
------------------------------            ----------------------------------
    Prof. Claude Helene                       Jean-Pierre Tirouflet


______________________________
    Manfred E. Karobath

WITNESS:



/s/  RICHARD B. YOUNG
------------------------------
     Richard B. Young